Filed pursuant to Rule 497

File No. 333-292485

Rule 482ad

Tortoise Capital to Launch Energy & Infrastructure Interval Fund, Expanding Access to Public and Private Markets

OVERLAND PARK, Kan. January 15, 2026 – Tortoise Capital Advisors, L.L.C. (Tortoise Capital), a fund manager focused on energy and infrastructure investing, today announced plans to expand its investment platform with the upcoming launch of the Tortoise Energy & Infrastructure Interval Fund, an interval fund expected to launch in the second half of 2026, subject to regulatory approval.

The new fund will be designed to provide investors with access to a diversified portfolio of energy and infrastructure investments across both public markets and private assets. Through the interval fund structure, Tortoise aims to offer a long-term investment solution that combines exposure to high-quality public and private energy and infrastructure opportunities with the liquidity characteristics and transparency of a registered closed-end interval fund. The fund will target investments across the energy value chain, including upstream, midstream, and downstream assets, delivering exposure across exploration and development, power generation, storage, and utilities, as well as adjacent infrastructure opportunities supporting electrification and the growing power and infrastructure demands associated with digital and AI-driven growth.

As part of the launch, Tortoise Capital intends to partner with a best-in-class private energy and infrastructure manager to manage the fund’s private asset investments. The partner is expected to bring deep origination, underwriting, and operating expertise, complementing Tortoise Capital’s long-standing experience in portfolio construction, public markets investing, and fund distribution.

The initiative reflects Tortoise’s continued commitment to expanding access to differentiated energy and infrastructure investments through thoughtfully designed structures that balance long-term capital, income potential, and risk management.

“Tortoise has spent more than two decades investing across the energy value chain and infrastructure landscape through multiple market cycles,” said Tom Florence, Chief Executive Officer and Chairman of Tortoise Capital. “Blending our skill in public securities investing with those of a well known institutional caliber private energy manager provides investors with a unique offering. Plus, the fund will provide a built-in liquidity buffer not found in the majority of interval funds”

The Tortoise Energy & Infrastructure Interval Fund is expected to operate as a permanent-capital vehicle, offering periodic, structured liquidity while allowing the portfolio to invest with a long-term horizon. The fund will target investments across traditional energy, midstream, power and utilities, as well as adjacent infrastructure opportunities supporting electrification and the growing power and infrastructure demands associated with digital and AI-driven growth.

“The interval fund structure enables active management across public and private markets within a single vehicle,” said Mark Marifian, Head of Product at Tortoise Capital. “That flexibility is essential for accessing long-duration infrastructure investments that are difficult to capture in daily-liquid strategies.”

The anticipated partnership is expected to be collaborative, with Tortoise Capital responsible for product structuring, portfolio oversight, distribution, and public-markets exposure, while the private manager leads private asset sourcing and execution.

To learn more about Tortoise Capital please visit www.tortoisecapital.com.

5901 College Blvd., Suite 400, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoisecapital.com

About Tortoise Capital

With approximately $8.9 billion in assets under management as of December 31, 2025, Tortoise Capital’s record of investment experience and research dates back more than 20 years. As an early investor in midstream energy, Tortoise Capital believes it is well-positioned to be at the forefront of the global energy evolution that is under way. Based in Overland Park, Kansas, Tortoise Capital Advisors, L.L.C. is an SEC-registered investment adviser who manages funds that invest primarily in publicly traded companies in the energy and power infrastructure sectors—from production to transportation to distribution. For more information about Tortoise Capital, visit www.tortoisecapital.com.

Disclosures

The registration statement of the Tortoise Energy & Infrastructure Interval Fund has been filed with the Securities and Exchange Commission and is available from the EDGAR database on the SEC’s website (www.sec.gov). The information in the registration statement is not complete and may be changed. The securities of the fund may not be sold until its registration statement is effective. An investor should consider the investment objective, risks, charges and expenses of the fund carefully before investing. This and other information about the fund will be contained in the fund’s final prospectus, which investors should read carefully when available from the EDGAR database on the SEC’s website (www.sec.gov). This communication is not an offer to sell the shares of the fund and is not soliciting an offer to buy the shares of the fund in any state where the offer or sale is not permitted.

Media Contacts

Craft & Capital

Chris Sullivan chris@craftandcapital.com

Rob Jesselson rob@craftandcapital.com

5901 College Blvd., Suite 400, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoisecapital.com